
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 Current Report


               Filed pursuant to Section 12, 13, or 15(d) of the
                        Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported):  October 19, 1998



                        INTEGRATED CIRCUIT SYSTEMS, INC.
                        --------------------------------
                 (Exact name of issuer as specified in charter)



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

       PENNSYLVANIA               0-19299             23-2000174
(State or Other Jurisdiction     Commission        (I.R.S. Employer
    of Incorporation or          file number        Identification
       Organization)                                    Number)


         2435 BOULEVARD OF THE GENERALS, NORRISTOWN, PENNSYLVANIA 19403
                    (Address of principal executive offices)


                                 (610) 630-5300
              (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS
         ------------

         On October 19 and 20, 1998, Integrated Circuit Systems, Inc. (the "Company") issued press releases relating to a management-led proposal to acquire the Company. A special committee of the Company's Board of Directors formed to consider the proposal determined not to pursue the possible buyout.

         On October 23, 1998, the Company announced that its Annual Meeting of Shareholders has been scheduled for December 30, 1998. Shareholders of record as of November 23, 1998 will be entitled to vote at the meeting and at any postponements or adjournments thereof.

        Copies of the press releases are being filed herewith as Exhibits.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
         ------------------------------------------------------------------

  (c)    Exhibits

99.1     Press release dated October 19, 1998.

99.2     Press release dated October 20, 1998.

99.3     Press release dated October 23, 1998.

                                      -2-
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                                   SIGNATURE
                                   ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                       INTEGRATED CIRCUIT SYSTEMS, INC.


Date:  October 23, 1998  By:    /s/ Hock E. Tan
                         ------------------------------
                           Hock E. Tan
                           Chief Financial Officer
                           and Chief Operating Officer

                                 EXHIBIT INDEX



EXHIBIT
   NO.              DESCRIPTION
 -----              -----------


99.1           Press release dated October 19, 1998.

99.2           Press release dated October 20, 1998.

99.3           Press release dated October 23, 1998.